Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FIRST AMENDMENT, dated as of October 4, 2017 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of August 22, 2017 (as amended, the “Credit Agreement”), among Michael Kors (USA), Inc. (the “Company”), Michael Kors Holdings Limited (“MK Holdings”), the Foreign Subsidiary Borrowers from time to time party thereto (collectively with the Company and MK Holdings, the “Borrowers”), the Guarantors from time to time party thereto, the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and the other agents party thereto.

W I T N E S S E T H

WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Company wishes to issue Senior Notes the proceeds of which shall be used to finance in part the Target Acquisition and to terminate the commitments available and the obligations outstanding under the Bridge Credit Agreement;

WHEREAS, in connection with the issuance of the Senior Notes, the Borrowers have requested that the Credit Agreement be amended so that the requirement of Section 5.09(c) to enter into the Collateral Documents, provide a perfected Lien in the Collateral and to secure the Obligations in favor of the Secured Parties is terminated and no longer in effect at such time as the Senior Notes have been issued to the extent the initial Public Debt Rating publicly announced or issued and then in effect by each of S&P, Moody’s and Fitch, in each case after giving effect to the Transactions, is an Investment Grade Rating;

WHEREAS, Lenders constituting the Required Lenders and the Administrative Agent are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendments. The Credit Agreement shall be amended as of the Effective Date (as defined below) as set forth below.

(a) Amendment to Section 5.09. The last sentence of Section 5.09(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows, to add a new termination event (numbered as “(3)” below) to the requirement to enter into Collateral Documents and to secure the Obligations:

“Notwithstanding anything to the contrary in this Section 5.09(c) or in the Loan Documents, the requirement of this Section 5.09(c) to enter into the Collateral Documents, provide a perfected Lien in the Collateral and to secure the Obligations in favor of the Secured Parties shall automatically terminate and no longer be in effect on the earliest date on which all of the conditions set forth in any of clause (1), (2) or (3) below are concurrently satisfied: (1) (i) all Term Loans (including all Refinancing Term Loans and Incremental Term Loans) shall have

2

been paid in full and all Obligations with respect to the Term Loan Facility (including any Refinancing Term Loans and Incremental Term Loans hereunder) shall have be satisfied and paid in full, (ii) to the extent any obligation under the Bridge Credit Agreement, any Qualifying Committed Financing or any refinancing thereof remains outstanding at such time, such obligations shall be unsecured, and (iii) the Investment Grade Ratings Requirement is satisfied at such time; (2) (i) all Term Loans (including all Refinancing Term Loans and Incremental Term Loans) shall have been paid in full and all Obligations with respect to the Term Loan Facility (including any Refinancing Term Loans and Incremental Term Loans hereunder) shall have be satisfied and paid in full, (ii) to the extent any obligation under the Bridge Credit Agreement, any Qualifying Committed Financing or any refinancing thereof remains outstanding at such time, such obligations shall be unsecured, (iii) the Public Debt Ratings at such time from at least two of S&P, Moody’s and Fitch shall be (x) as to S&P, BB+ or better (with stable outlook or better), (y) with respect to Moody’s, Ba1 or better (with stable outlook or better) and (y) as to Fitch, BB+ or better (with stable outlook or better), and (iv) after giving effect thereto and on a Pro Forma Basis, the Leverage Ratio is not greater than 3.0 to 1.00; or (3) (i) the Senior Notes shall have been issued by the Company or any other Loan Party, (ii) upon such issuance of the Senior Notes or promptly thereafter, all commitments and other obligations outstanding under the Bridge Credit Agreement shall have been terminated pursuant to the terms thereof (other than those obligations expressly stated to survive such termination), and (iii) the Public Debt Rating publicly announced or issued and then in effect by each of S&P, Moody’s and Fitch, in each case after giving effect to the Transactions, shall be an Investment Grade Rating.”

SECTION 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date on which the Administrative Agent has received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of (A) each Borrower, (B) Lenders constituting the Required Lenders and (C) the Administrative Agent (the “Amendment Effective Date”).

SECTION 4. Representations and Warranties. Each Borrower hereby represents and warrants that, after giving effect to this Amendment, (a) each of the representations and warranties made by any Loan Party in or pursuant to the Credit Agreement or the other Loan Documents are true and correct in all material respects (and in all respects if qualified by “material” or “Material Adverse Effect”) on and as of the Amendment Effective Date as if made on and as of the Amendment Effective; provided that any such representation or warranty that by its express terms is made as of a specific date shall have been true and correct in all material respects (or in all respects if such representation or warranty is qualified by “material” or “Material Adverse Effect”) as of such specific date; provided further, that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment and (b) no Default or Event of Default has occurred and is continuing and no Default or Event of Default will occur after giving effect to the amendments contemplated herein.

SECTION 5. Effects on Loan Documents. (a) Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. For the avoidance of doubt, this Amendment constitutes a Loan Document.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

3

SECTION 6. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, in accordance with Section 9.03(a) of the Credit Agreement.

SECTION 7. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 9.09 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 8. Amendments; Execution in Counterparts. (a) This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Loan Parties that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

(b) This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrowers, the Administrative Agent and the Required Lenders. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrowers and the Administrative Agent.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

MICHAEL KORS HOLDINGS LIMITED, as a Borrower

By:	/s/ Thomas J. Edwards, Jr.
	Name:	Thomas J. Edwards, Jr.
	Title:	Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer

MICHAEL KORS (USA), INC., as a Borrower

By:	/s/ David Provenzano
	Name:	David Provenzano
	Title:	Assistant Treasurer

MICHAEL KORS (CANADA) HOLDINGS LTD., as a Borrower

By:	/s/ David Provenzano
	Name:	David Provenzano
	Title:	Assistant Treasurer

MICHAEL KORS (EUROPE) B.V., as a Borrower

By:	/s/ David Provenzano
	Name:	David Provenzano
	Title:	Managing Director / Attorney

MICHAEL KORS (SWITZERLAND) GMBH, as a Borrower

By:	/s/ David Provenzano
	Name:	David Provenzano
	Title:	Managing Officer

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ James A. Knight
	Name:	James A. Knight
	Title:	Executive Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Chris Lam
	Name:	Chris Lam
	Title:	Authorized Signatory

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

CITIBANK, N.A., as a Lender

By:	/s/ Paul V. Phelan
Name: Paul V. Phelan Title: Authorized Signer

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Elizabeth Willis
Name: Elizabeth Willis Title: Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark D. Rodgers
Name: Mark D. Rodgers Title: Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

ING (IRELAND) DAC, as a Lender

By:	/s/ Sean Hassett
Name: Sean Hassett
Title: Director

By:	/s/ Shaun Hawley
Name: Shaun Hawley
Title: Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

ING BANK, A BRANCH OF ING-DIBA AG, as a Lender

By:	/s/ Olga Borovikov
Name: Olga Borovikov
Title: VP

By:	/s/ Michael Hofmann
Name: Michael Hofmann
Title: Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Andrew Wulff
Name: Andrew Wulff
Title: Associate

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

HSBC BANK USA, N.A., as a Lender

By:	/s/ Brian J Gingue
Name: Brian J Gingue
Title: Senior Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

BNP PARIBAS, as a Lender

By:	/s/ Pamela J. Fitton
Name: Pamela J. Fitton Title: Managing Director

By:	/s/ Melissa Dyki
Name: Melissa Dyki Title: Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

INTESA SANPAOLO S.P.A., NEW YORK BRANCH, as a Lender

By:	/s/ Manuela Insana
Name: Manuela Insana Title: VP & Relationship Manager

By:	/s/ Francesco Di Mario
Name: Francesco Di Mario Title: FVP & Head of Credit

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

CREDIT SUISSE (SWITZERLAND) LTD., as a Lender

By:	/s/ GIANLUIGI PEZZOTTA /s/ NATHALIE DIETLIKER
Name: GIANLUIGI PEZZOTTA, DIRECTOR
Name: NATHALIE DIETLIKER, VICE PRESIDENT

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Denis Waltrich
	Name:	Denis Waltrich
	Title:	Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Daniel Mattern
	Name:	Daniel Mattern
	Title:	Associate Director Standard Chartered Bank

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]